Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

LifePoint Health, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1538254 (I.R.S. employer identification no.)

330 Seven Springs Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip code)

Table of Additional Registrant Guarantors

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Acquisition Bell Hospital, LLC	Michigan	80-0935981	330 Seven Springs Way Brentwood, TN 37027

AdvantagePoint Health Alliance, LLC	Delaware	81-2112290	330 Seven Springs Way Brentwood, TN 37027

AdvantagePoint Health Alliance – Blue Ridge, LLC	Delaware	30-0950290	330 Seven Springs Way Brentwood, TN 37027

AdvantagePoint Health Alliance – Fauquier, LLC	Delaware	61-1792513	330 Seven Springs Way Brentwood, TN 37027

AdvantagePoint Health Alliance – Great Lakes, LLC	Delaware	36-4845692	330 Seven Springs Way Brentwood, TN 37027

AdvantagePoint Health Alliance – Laurel Highlands, LLC	Delaware	32-0512128	330 Seven Springs Way Brentwood, TN 37027

America Management Companies, LLC	Delaware	62-1763639	330 Seven Springs Way Brentwood, TN 37027

AMG-Crockett, LLC	Delaware	62-1763656	330 Seven Springs Way Brentwood, TN 37027

AMG-Hillside, LLC	Delaware	62-1763652	330 Seven Springs Way Brentwood, TN 37027

AMG-Livingston, LLC	Delaware	62-1763651	330 Seven Springs Way Brentwood, TN 37027

AMG-Logan, LLC	Delaware	62-1763649	330 Seven Springs Way Brentwood, TN 37027

AMG-Southern Tennessee, LLC	Delaware	62-1763648	330 Seven Springs Way Brentwood, TN 37027

AMG-Trinity, LLC	Delaware	62-1763642	330 Seven Springs Way Brentwood, TN 37027

Andalusia Physician Practices, LLC	Delaware	20-8016585	330 Seven Springs Way Brentwood, TN 37027

Andalusia Professional Services, LLC	Delaware	45-3961524	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Ashland Physician Services, LLC	Delaware	75-3165439	330 Seven Springs Way Brentwood, TN 37027

Ashley Valley Medical Center, LLC	Delaware	62-1762532	330 Seven Springs Way Brentwood, TN 37027

Ashley Valley Physician Practice, LLC	Delaware	62-1762570	330 Seven Springs Way Brentwood, TN 37027

Athens Physicians Practice, LLC	Delaware	62-1867833	330 Seven Springs Way Brentwood, TN 37027

Athens Regional Medical Center, LLC	Delaware	62-1866028	330 Seven Springs Way Brentwood, TN 37027

Athens Surgery Center Partner, LLC	Delaware	45-5199555	330 Seven Springs Way Brentwood, TN 37027

Bell JV, LLC	Delaware	46-4457457	330 Seven Springs Way Brentwood, TN 37027

Bell Physician Practices, Inc.	Michigan	80-0936558	330 Seven Springs Way Brentwood, TN 37027

Bolivar Physician Practices, LLC	Delaware	26-3042884	330 Seven Springs Way Brentwood, TN 37027

Bourbon Community Hospital, LLC	Delaware	62-1757924	330 Seven Springs Way Brentwood, TN 37027

Bourbon Physician Practice, LLC	Delaware	62-1824637	330 Seven Springs Way Brentwood, TN 37027

Brim Hospitals, Inc.	Oregon	93-0880990	330 Seven Springs Way Brentwood, TN 37027

Buffalo Trace Radiation Oncology Associates, LLC	Kentucky	61-1303441	330 Seven Springs Way Brentwood, TN 37027

Care Health Company, Inc.	Washington	93-1568998	330 Seven Springs Way Brentwood, TN 37027

Castleview Hospital, LLC	Delaware	62-1762357	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Castleview Medical, LLC	Delaware	62-1769739	330 Seven Springs Way Brentwood, TN 37027

Castleview Physician Practice, LLC	Delaware	62-1762573	330 Seven Springs Way Brentwood, TN 37027

Clark Regional Physician Practices, LLC	Delaware	45-5484391	330 Seven Springs Way Brentwood, TN 37027

Clinch Professional Physician Services, LLC	Delaware	20-8484894	330 Seven Springs Way Brentwood, TN 37027

Clinch Valley Medical Center, Inc.	Virginia	54-1058953	330 Seven Springs Way Brentwood, TN 37027

Clinch Valley Physicians Associates, LLC	Virginia	34-2051378	330 Seven Springs Way Brentwood, TN 37027

Clinch Valley Pulmonology, LLC	Virginia	20-0467493	330 Seven Springs Way Brentwood, TN 37027

Clinch Valley Urology, LLC	Virginia	20-0376229	330 Seven Springs Way Brentwood, TN 37027

Colorado Plains Physician Practices, LLC	Delaware	20-3730510	330 Seven Springs Way Brentwood, TN 37027

Community Hospital of Andalusia, LLC	Delaware	62-1081822	330 Seven Springs Way Brentwood, TN 37027

Community Medical, LLC	Delaware	62-1779016	330 Seven Springs Way Brentwood, TN 37027

Community-Based Services, LLC	Delaware	26-3341700	330 Seven Springs Way Brentwood, TN 37027

Crockett Hospital, LLC	Delaware	62-1762364	330 Seven Springs Way Brentwood, TN 37027

Crockett PHO, LLC	Delaware	62-1824633	330 Seven Springs Way Brentwood, TN 37027

Danville Diagnostic Imaging Center, LLC	Delaware	20-2999605	330 Seven Springs Way Brentwood, TN 37027

Danville Physician Practices, LLC	Delaware	20-2999870	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Danville Regional Medical Center, LLC	Delaware	20-2028539	330 Seven Springs Way Brentwood, TN 37027

Danville Regional Medical Center School of Health Professions, LLC	Delaware	20-3011031	330 Seven Springs Way Brentwood, TN 37027

DLP Partner, LLC	Delaware	26-2708085	330 Seven Springs Way Brentwood, TN 37027

DLP Partner Central Carolina, LLC	Delaware	81-0818118	330 Seven Springs Way Brentwood, TN 37027

DLP Partner Conemaugh, LLC	Delaware	47-1854798	330 Seven Springs Way Brentwood, TN 37027

DLP Partner Frye, LLC	Delaware	81-0798024	330 Seven Springs Way Brentwood, TN 37027

DLP Partner Marquette, LLC	Delaware	90-0869753	330 Seven Springs Way Brentwood, TN 37027

DLP Partner MedWest, LLC	Delaware	46-5007044	330 Seven Springs Way Brentwood, TN 37027

DLP Partner Twin County, LLC	Delaware	45-3027649	330 Seven Springs Way Brentwood, TN 37027

DLP Partner Wilson Rutherford, LLC	Delaware	46-4996175	330 Seven Springs Way Brentwood, TN 37027

Dodge City Healthcare Group, LLC	Kansas	61-1275266	330 Seven Springs Way Brentwood, TN 37027

Dodge City Healthcare Partner, Inc.	Kansas	61-1274535	330 Seven Springs Way Brentwood, TN 37027

Fauquier Partner, LLC	Delaware	80-0938666	330 Seven Springs Way Brentwood, TN 37027

Fleming Medical Center, LLC	Delaware	47-3937528	330 Seven Springs Way Brentwood, TN 37027

Gateway Health Alliance, Inc.	Virginia	54-1756711	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Georgetown Community Hospital, LLC	Delaware	62-1757921	330 Seven Springs Way Brentwood, TN 37027

Georgetown Rehabilitation, LLC	Delaware	62-1763818	330 Seven Springs Way Brentwood, TN 37027

HCK Logan Memorial, LLC	Delaware	62-1766919	330 Seven Springs Way Brentwood, TN 37027

HDP Andalusia, LLC	Delaware	62-1765720	330 Seven Springs Way Brentwood, TN 37027

HDP Georgetown, LLC	Delaware	62-1765716	330 Seven Springs Way Brentwood, TN 37027

Hillside Hospital, LLC	Delaware	62-1762382	330 Seven Springs Way Brentwood, TN 37027

Historic LifePoint Hospitals, LLC	Delaware	52-2165845	330 Seven Springs Way Brentwood, TN 37027

Home Health Partner, LLC	Delaware	81-4237964	330 Seven Springs Way Brentwood, TN 37027

HRMC, LLC	Delaware	75-3143244	330 Seven Springs Way Brentwood, TN 37027

HSC Credentialing Support Services, LLC	Delaware	81-3175615	330 Seven Springs Way Brentwood, TN 37027

HSCGP, LLC	Delaware	62-1779575	330 Seven Springs Way Brentwood, TN 37027

HSC Manager, LLC	Delaware	27-1974414	330 Seven Springs Way Brentwood, TN 37027

Kansas Healthcare Management Company, Inc.	Kansas	74-2849927	330 Seven Springs Way Brentwood, TN 37027

Kansas Healthcare Management Services, LLC	Kansas	74-2849929	330 Seven Springs Way Brentwood, TN 37027

Kentucky Hospital, LLC	Delaware	62-1772321	330 Seven Springs Way Brentwood, TN 37027

Kentucky Medserv, LLC	Delaware	62-1772269	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Kentucky MSO, LLC	Delaware	62-1763638	330 Seven Springs Way Brentwood, TN 37027

Kentucky Physician Services, Inc.	Kentucky	62-1752492	330 Seven Springs Way Brentwood, TN 37027

Lake Cumberland Cardiology Associates, LLC	Delaware	27-0710002	330 Seven Springs Way Brentwood, TN 37027

Lake Cumberland Physician Practices, LLC	Delaware	20-8016687	330 Seven Springs Way Brentwood, TN 37027

Lake Cumberland Regional Hospital, LLC	Delaware	62-1757920	330 Seven Springs Way Brentwood, TN 37027

Lake Cumberland Regional Physician Hospital Organization, LLC	Delaware	52-2183772	330 Seven Springs Way Brentwood, TN 37027

Lakeland Community Hospital, LLC	Delaware	30-0109979	330 Seven Springs Way Brentwood, TN 37027

Lakeland Physician Practices, LLC	Delaware	43-1978905	330 Seven Springs Way Brentwood, TN 37027

Lander Valley Physician Practices, LLC	Delaware	20-0186252	330 Seven Springs Way Brentwood, TN 37027

Las Cruces Cardiology Group, LLC	Delaware	47-1054850	330 Seven Springs Way Brentwood, TN 37027

Las Cruces Endoscopy Partner, LLC	Delaware	80-0716842	330 Seven Springs Way Brentwood, TN 37027

Las Cruces Physician Practices, LLC	Delaware	20-4736578	330 Seven Springs Way Brentwood, TN 37027

LCMC MRI, LLC	Delaware	20-4807861	330 Seven Springs Way Brentwood, TN 37027

LCMC PET, LLC	Delaware	20-4807946	330 Seven Springs Way Brentwood, TN 37027

LHSC, LLC	Delaware	62-1778111	330 Seven Springs Way Brentwood, TN 37027

LifePoint Acquisition Corp.	Delaware	20-3140257	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

LifePoint Billing Services, LLC	Delaware	62-1763641	330 Seven Springs Way Brentwood, TN 37027

LifePoint Corporate Services, General Partnership	Delaware	62-1779581	330 Seven Springs Way Brentwood, TN 37027

LifePoint CSLP, LLC	Delaware	62-1779574	330 Seven Springs Way Brentwood, TN 37027

LifePoint Holdings 2, LLC	Delaware	62-1778733	330 Seven Springs Way Brentwood, TN 37027

LifePoint Hospitals Holdings, LLC	Delaware	52-2167869	330 Seven Springs Way Brentwood, TN 37027

LifePoint Medical Group — Hillside, Inc.	Tennessee	62-1720394	330 Seven Springs Way Brentwood, TN 37027

LifePoint NMTC, LLC	Delaware	81-2139911	330 Seven Springs Way Brentwood, TN 37027

LifePoint of Kentucky, LLC	Delaware	62-1778730	330 Seven Springs Way Brentwood, TN 37027

LifePoint of Lake Cumberland, LLC	Delaware	62-1828844	330 Seven Springs Way Brentwood, TN 37027

LfePoint PSO, LLC	Delaware	47-2393318	330 Seven Springs Way Brentwood, TN 37027

LifePoint RC, Inc.	Delaware	62-1761942	330 Seven Springs Way Brentwood, TN 37027

LifePoint VA Holdings, Inc.	Delaware	20-3140383	330 Seven Springs Way Brentwood, TN 37027

LifePoint WV Holdings, Inc.	Delaware	20-3140329	330 Seven Springs Way Brentwood, TN 37027

Livingston Regional Hospital, LLC	Delaware	62-1762419	330 Seven Springs Way Brentwood, TN 37027

Logan General Hospital, LLC	Delaware	05-0539357	330 Seven Springs Way Brentwood, TN 37027

Logan Healthcare Partner, LLC	Delaware	20-0086245	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Logan Medical, LLC	Delaware	62-1772319	330 Seven Springs Way Brentwood, TN 37027

Logan Memorial Hospital, LLC	Delaware	62-1757917	330 Seven Springs Way Brentwood, TN 37027

Logan Physician Practice, LLC	Delaware	62-1824635	330 Seven Springs Way Brentwood, TN 37027

Los Alamos Physician Practices, LLC	Delaware	20-4206739	330 Seven Springs Way Brentwood, TN 37027

Martinsville Physician Practices, LLC	Delaware	20-4277914	330 Seven Springs Way Brentwood, TN 37027

Meadowview Physician Practice, LLC	Delaware	62-1762581	330 Seven Springs Way Brentwood, TN 37027

Meadowview Regional Medical Center, LLC	Delaware	62-1757929	330 Seven Springs Way Brentwood, TN 37027

Meadowview Rights, LLC	Delaware	62-1766337	330 Seven Springs Way Brentwood, TN 37027

Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC	Virginia	20-3217713	330 Seven Springs Way Brentwood, TN 37027

Memorial Prompt Care, LLC	Delaware	45-4282042	330 Seven Springs Way Brentwood, TN 37027

Mercy Physician Practices, LLC	Delaware	20-8620112	330 Seven Springs Way Brentwood, TN 37027

Mexia Principal Healthcare Limited Partnership	Texas	62-1692446	330 Seven Springs Way Brentwood, TN 37027

Mexia-Principal, Inc.	Texas	62-1691355	330 Seven Springs Way Brentwood, TN 37027

Minden Physician Practices, LLC	Delaware	27-0151827	330 Seven Springs Way Brentwood, TN 37027

My HealthPoint, LLC	Delaware	81-2870872	330 Seven Springs Way Brentwood, TN 37027

Nason Medical Center, LLC	Delaware	47-2546387	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Nason Physician Practices, LLC	Delaware	47-2553258	330 Seven Springs Way Brentwood, TN 37027

Northeastern Nevada Physician Practices, LLC	Delaware	26-3632448	330 Seven Springs Way Brentwood, TN 37027

Northwest Medical Center-Winfield, LLC	Delaware	30-0109981	330 Seven Springs Way Brentwood, TN 37027

Norton Partner, LLC	Delaware	90-0870496	330 Seven Springs Way Brentwood, TN 37027

NWMC-Winfield Hospitalist Physicians, LLC	Delaware	45-3961618	330 Seven Springs Way Brentwood, TN 37027

NWMC-Winfield Physician Practices, LLC	Delaware	43-1978895	330 Seven Springs Way Brentwood, TN 37027

OmniPoint Surgical Associates, LLC	Delaware	62-1763655	330 Seven Springs Way Brentwood, TN 37027

Opelousas Imaging Center Partner, LLC	Delaware	20-2882362	330 Seven Springs Way Brentwood, TN 37027

Opelousas PET/CT Imaging Center, LLC	Delaware	20-2882466	330 Seven Springs Way Brentwood, TN 37027

Orthopedics of Southwest Virginia, LLC	Virginia	20-1681827	330 Seven Springs Way Brentwood, TN 37027

Palestine-Principal G.P., Inc.	Texas	62-1742220	330 Seven Springs Way Brentwood, TN 37027

Palestine Principal Healthcare Limited Partnership	Texas	74-2791525	330 Seven Springs Way Brentwood, TN 37027

PHC-Ashland, L.P.	Pennsylvania	62-1852338	330 Seven Springs Way Brentwood, TN 37027

PHC-Aviation, Inc.	Tennessee	01-0553855	330 Seven Springs Way Brentwood, TN 37027

PHC-Cleveland, Inc.	Mississippi	62-1812558	330 Seven Springs Way Brentwood, TN 37027

PHC-Elko, Inc.	Nevada	62-1740235	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

PHC-Fort Mohave, Inc.	Arizona	32-0063628	330 Seven Springs Way Brentwood, TN 37027

PHC-Fort Morgan, Inc.	Colorado	27-0113173	330 Seven Springs Way Brentwood, TN 37027

PHC-Lake Havasu, Inc.	Arizona	62-1735358	330 Seven Springs Way Brentwood, TN 37027

PHC-Lakewood, Inc.	Louisiana	62-1864994	330 Seven Springs Way Brentwood, TN 37027

PHC-Las Cruces, Inc.	New Mexico	27-0085482	330 Seven Springs Way Brentwood, TN 37027

PHC-Los Alamos, Inc.	New Mexico	03-0390794	330 Seven Springs Way Brentwood, TN 37027

PHC-Louisiana, Inc.	Louisiana	62-1779009	330 Seven Springs Way Brentwood, TN 37027

PHC-Martinsville, Inc.	Virginia	04-3597974	330 Seven Springs Way Brentwood, TN 37027

PHC-Minden G.P., Inc.	Louisiana	62-1789341	330 Seven Springs Way Brentwood, TN 37027

PHC-Minden, L.P.	Louisiana	62-1789340	330 Seven Springs Way Brentwood, TN 37027

PHC-Morgan City, L.P.	Louisiana	62-1865278	330 Seven Springs Way Brentwood, TN 37027

PHC-Morgan Lake, Inc.	Louisiana	62-1870304	330 Seven Springs Way Brentwood, TN 37027

PHC-Selma, LLC	Delaware	27-5437722	330 Seven Springs Way Brentwood, TN 37027

PHC-Tennessee, Inc.	Tennessee	62-1780282	330 Seven Springs Way Brentwood, TN 37027

Piedmont Partner, LLC	Delaware	47-2592255	330 Seven Springs Way Brentwood, TN 37027

PineLake Physician Practice, LLC	Delaware	62-1762582	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

PineLake Regional Hospital, LLC	Delaware	62-1757927	330 Seven Springs Way Brentwood, TN 37027

Poitras Practice, LLC	Delaware	62-1762586	330 Seven Springs Way Brentwood, TN 37027

Portage Partner, LLC	Delaware	32-0414331	330 Seven Springs Way Brentwood, TN 37027

PRHC-Alabama, LLC	Delaware	62-1867696	330 Seven Springs Way Brentwood, TN 37027

PRHC-Ennis G.P., Inc.	Texas	62-1789403	330 Seven Springs Way Brentwood, TN 37027

PRHC-Ennis, L.P.	Texas	62-1789402	330 Seven Springs Way Brentwood, TN 37027

Principal Hospital Company of Nevada, Inc.	Nevada	62-1691358	330 Seven Springs Way Brentwood, TN 37027

Principal Knox, L.L.C.	Delaware	62-1763056	330 Seven Springs Way Brentwood, TN 37027

Principal-Needles, Inc.	Tennessee	62-1694530	330 Seven Springs Way Brentwood, TN 37027

Professional Billing Services, LLC	Delaware	81-2631109	330 Seven Springs Way Brentwood, TN 37027

Providence Group Practices, LLC	Delaware	34-0480532	330 Seven Springs Way Brentwood, TN 37027

Providence Group Practices II, LLC	Delaware	38-4003422	330 Seven Springs Way Brentwood, TN 37027

Providence Holding Company, LLC	Delaware	47-5620772	330 Seven Springs Way Brentwood, TN 37027

Providence Hospital, LLC	Delaware	35-2546435	330 Seven Springs Way Brentwood, TN 37027

Providence Physician Practices, LLC	Delaware	35-2547513	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Province Healthcare Company, LLC	Delaware	62-1710772	330 Seven Springs Way Brentwood, TN 37027

R. Kendall Brown Practice, LLC	Delaware	62-1762590	330 Seven Springs Way Brentwood, TN 37027

Raleigh General Hospital, LLC	West Virginia	55-0261260	330 Seven Springs Way Brentwood, TN 37027

River Parishes Hospital, LLC	Delaware	20-0959379	330 Seven Springs Way Brentwood, TN 37027

River Parishes Partner, LLC	Delaware	20-2502853	330 Seven Springs Way Brentwood, TN 37027

River Parishes Physician Practices, LLC	Delaware	20-1227403	330 Seven Springs Way Brentwood, TN 37027

Riverton Memorial Hospital, LLC	Delaware	62-1762468	330 Seven Springs Way Brentwood, TN 37027

Riverton Oncology Practice, LLC	Delaware	26-3839861	330 Seven Springs Way Brentwood, TN 37027

Riverton Physician Practices, LLC	Delaware	62-1763635	330 Seven Springs Way Brentwood, TN 37027

Riverview Medical Center, LLC	Delaware	62-1762469	330 Seven Springs Way Brentwood, TN 37027

Riverview Physician Practices, LLC	Delaware	45-3853399	330 Seven Springs Way Brentwood, TN 37027

Russellville Hospital, LLC	Delaware	03-0464224	330 Seven Springs Way Brentwood, TN 37027

Russellville Physician Practices, LLC	Delaware	20-0454003	330 Seven Springs Way Brentwood, TN 37027

Select Healthcare, LLC	Delaware	62-1763632	330 Seven Springs Way Brentwood, TN 37027

Selma Diagnostic Imaging, LLC	Delaware	27-5437945	330 Seven Springs Way Brentwood, TN 37027

Shared Business Services, LLC	Delaware	47-4681738	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Siletchnik Practice, LLC	Delaware	62-1762275	330 Seven Springs Way Brentwood, TN 37027

Smith County Memorial Hospital, LLC	Delaware	62-1762490	330 Seven Springs Way Brentwood, TN 37027

Somerset Surgery Partner, LLC	Delaware	62-1864098	330 Seven Springs Way Brentwood, TN 37027

Southern Tennessee EMS, LLC	Delaware	62-1763622	330 Seven Springs Way Brentwood, TN 37027

Southern Tennessee Medical Center, LLC	Delaware	62-1762535	330 Seven Springs Way Brentwood, TN 37027

Southern Tennessee PHO, LLC	Delaware	62-1824632	330 Seven Springs Way Brentwood, TN 37027

Spring View Hospital, LLC	Delaware	20-0155414	330 Seven Springs Way Brentwood, TN 37027

Spring View Physician Practices, LLC	Delaware	20-4302480	330 Seven Springs Way Brentwood, TN 37027

Springhill Medical Center, LLC	Delaware	62-1754936	330 Seven Springs Way Brentwood, TN 37027

SST Community Health, L.L.C.	Tennessee	62-1835614	330 Seven Springs Way Brentwood, TN 37027

St. Francis Affiliated Services, LLC	Delaware	47-5607993	330 Seven Springs Way Brentwood, TN 37027

St. Francis Health, LLC	Delaware	47-5259919	330 Seven Springs Way Brentwood, TN 37027

St. Francis Physician Practices, LLC	Delaware	47-5419443	330 Seven Springs Way Brentwood, TN 37027

Sumner Physician Practices, LLC	Delaware	27-2618964	330 Seven Springs Way Brentwood, TN 37027

Sumner Real Estate Holdings, LLC	Delaware	27-2618993	330 Seven Springs Way Brentwood, TN 37027

Sumner Regional Medical Center, LLC	Delaware	27-2618766	330 Seven Springs Way Brentwood, TN 37027

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code of Registrant’s Principal Executive Offices

Teche Regional Physician Practices, LLC	Delaware	47-4583254	330 Seven Springs Way Brentwood, TN 37027

Texas Specialty Physicians	Texas	26-2477205	330 Seven Springs Way Brentwood, TN 37027

THM Physician Practice, LLC	Delaware	62-1762591	330 Seven Springs Way Brentwood, TN 37027

Trousdale Medical Center, LLC	Delaware	27-2618876	330 Seven Springs Way Brentwood, TN 37027

Trousdale Physician Practices, LLC	Delaware	45-3853454	330 Seven Springs Way Brentwood, TN 37027

Two Rivers Physician Practices, LLC	Delaware	36-4796940	330 Seven Springs Way Brentwood, TN 37027

Valley View Physician Practices, LLC	Delaware	26-4227573	330 Seven Springs Way Brentwood, TN 37027

Vaughan Physician Practices, LLC	Delaware	20-5831435	330 Seven Springs Way Brentwood, TN 37027

Ville Platte Medical Center, LLC	Delaware	62-1868757	330 Seven Springs Way Brentwood, TN 37027

Watertown Partner, LLC	Delaware	47-3450210	330 Seven Springs Way Brentwood, TN 37027

West Virginia Management Services Organization, Inc.	West Virginia	62-1630580	330 Seven Springs Way Brentwood, TN 37027

Western Plains Physician Practices, LLC	Delaware	20-8179824	330 Seven Springs Way Brentwood, TN 37027

Western Plains Regional Hospital, LLC	Delaware	62-1762592	330 Seven Springs Way Brentwood, TN 37027

Woodford Hospital, LLC	Delaware	52-2260534	330 Seven Springs Way Brentwood, TN 37027

Wythe County Community Hospital, LLC	Delaware	20-2468795	330 Seven Springs Way Brentwood, TN 37027

Wythe County Physician Practices, LLC	Delaware	20-3230510	330 Seven Springs Way Brentwood, TN 37027

5.375% Senior Notes due 2024
and Guarantees of 5.375% Senior Notes due 2024
(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)                                 Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                      A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                      A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.                                      A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.                                      The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 21st day of February, 2017.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Valere Boyd
Name: Valere Boyd
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business December 31, 2016, published in accordance with Federal regulatory authority instructions.

		Dollar amounts
		in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		1,645
Interest-bearing balances		278,360
Securities:
Held-to-maturity securities		0
Available-for-sale securities		719,638
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		0
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading assets		0
Premises and fixed assets (including capitalized leases)		11,405
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		0
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		856,313
Other intangible assets		50,819
Other assets		187,830
Total assets		$2,106,010

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LIABILITIES

Deposits:
In domestic offices		616
Noninterest-bearing	616
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)		0
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		292,769
Total liabilities		293,385
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,122,729
Not available
Retained earnings		690,002
Accumulated other comprehensive income		-1,106
Other equity capital components		0
Not available
Total bank equity capital		1,812,625
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,812,625
Total liabilities and equity capital		2,106,010

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty ) CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)

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